Filed Pursuant to Rule 497(e)

1933 Act File No. 333-171987

1940 Act File No. 811-22524

Precidian ETFs Trust

MAXIS® Nikkei 225 Index Fund

November 1, 2013

Supplement to the Prospectus dated July 29, 2013

Information Regarding Portfolio Manager Changes

Effective as of October 28, 2013, Chad M. Rakvin and Shaun Murphy do not serve as portfolio managers of the MAXIS® Nikkei 225 Index Fund (the “Fund”). Jordan Dekhayser continues to serve as a portfolio manager of the Fund, with Robert Anstine joining Mr. Dekhayser as a portfolio manager of the Fund.

The following replaces the paragraph under “Portfolio Managers” on page 4 with the following:

Jordan Dekhayser is a Vice President and Portfolio Manager of the Sub-Advisor. Mr. Dekhayser has been a portfolio manager of the Fund since its inception.

Robert Anstine is a Vice President and Portfolio Manager of the Sub-Advisor. Mr. Anstine has been a portfolio manager of the Fund since October 2013.

The following replaces the paragraphs under “Portfolio Management – Portfolio Managers” on page 15 with the following:

The individual Portfolio Managers responsible for the day-to-day management of the portfolio of the Fund operate as a team and are:

Jordan Dekhayser is Vice President of the Sub-Advisor. Mr. Dekhayser joined NTI in 2008 and is responsible for managing various global index equity portfolios. Prior to joining NTI, he worked as a sales-trader at Deutsche Bank from 2003 to 2008.

Robert Anstine is Vice President of the Sub-Advisor. Mr. Anstine joined NTI in 2011 and is responsible for managing various global index equity portfolios. Prior to joining NTI and since 2007, Mr. Anstine worked at Northern Trust as an operations manager.

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The date of this Supplement is November 1, 2013. Our prospectus and statement of additional information may be obtained at no cost either: online at precidianfunds.com; by calling Precidian ETFs at 855-621-0930 or by mailing a request to Precidian ETFs Trust, c/o Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101.

Investors Should Retain This Supplement for Future Reference